UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2015

BOOKS-A-MILLION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20664	63-0798460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Industrial Lane

Birmingham, Alabama 35211

(Address of Principal Executive Offices)

(205) 942-3737

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 10, 2015, Books-A-Million, Inc., a Delaware corporation (the “Company”), completed the previously announced merger (the “Merger”) of Family Merger Sub, Inc., a Delaware corporation (“Sub”), with and into the Company, whereby the Company became a wholly owned subsidiary of Family Acquisition Holdings, Inc., a Delaware corporation (“Parent”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of July 13, 2015 (the “Merger Agreement”), by and among the Company, Parent and Sub. As of the effective time of the Merger (the “Effective Time”), the Company is wholly-owned, indirectly, by Clyde B. Anderson, Executive Chairman of the Company, certain family members and related parties of Mr. Anderson (the “Anderson Family”) and senior management of the Company (collectively, the “Purchaser Group”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the Company (the “Common Stock”) (other than shares owned by the Company, Parent, Sub and holders who have properly exercised dissenters’ rights under Delaware law (together, the “Excepted Shares”)) was converted into the right to receive $3.25 in cash, without interest and subject to any withholding taxes (the “Merger Consideration”).

The Merger was consummated following the approval and adoption of the Merger Agreement by the Company’s stockholders.

The total amount of funds (including rollover equity) required to complete the Merger is approximately $50 million, which will be provided by (i) the rollover of the Common Stock held by members of the Purchaser Group to Parent in exchange for shares of common stock of Parent and (ii) the drawdown of approximately $18 million from the Company’s existing credit facility to fund the Merger Consideration.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 13, 2015, and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 10, 2015, in connection with the completion of the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger, and requested that trading in the Common Stock be suspended and that the Common Stock be withdrawn from listing on the NASDAQ. The Company also requested that NASDAQ file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Common Stock from the NASDAQ. The Common Stock will be delisted on December 10, 2015.

The Company intends to file a certification and notice of termination on Form 15 with the SEC to terminate the registration of the Common Stock under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act, at the time such filing is permitted under SEC rules.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Merger and at the Effective Time, holders of Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their rights to receive the Merger Consideration pursuant to the Merger Agreement or perfect their appraisal rights, if applicable).

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) In accordance with the Merger Agreement, as of the Effective Time, on December 10, 2015, Ronald G. Bruno, Ronald J. Domanico, and Edward W. Wilhelm each resigned from the Company’s Board of Directors. Clyde B. Anderson and Terrence C. Anderson remain directors of the Company.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this item 5.02. None of these resignations were a result of any disagreement with the Company, its management or the Board of Directors.

(d) Effective December 10, 2015, subsequent to the resignations of Messrs. Bruno, Domanico and Wilhelm, Terrance G. Finley, the Company’s President and Chief Executive Officer, and Joel R. Anderson were elected as members of the Company’s Board of Directors. Joel R. Anderson is a relative of Clyde B. Anderson and Terrence C. Anderson. All transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K with respect to Mr. Finley and Joel R. Anderson were disclosed in the Company’s definitive proxy statement filed with the SEC on October 23, 2015, and such disclosure is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, on December 10, 2015, in accordance with the Merger Agreement, each of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company were amended, and each as such became the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company. A copy of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 8, 2015, the Company held a special meeting of shareholders (the “Special Meeting”).

There were 13,709,764 shares of Common Stock represented in person or by proxy at the Special Meeting, representing 89% of the shares entitled to vote at the meeting. The final voting results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are presented in the tables below.

Proposal 1: Adoption of the Merger Agreement

(i) Vote of all stockholders

For	Against	Abstain	Broker Non-Votes
13,531,819	170,113	7832	—

(ii) Vote of holders of Common Stock not owned by the Purchaser Group or any officer of the Company (determined in accordance with Section 16(a) of the Exchange Act)

For	Against	Abstain	Broker Non-Votes
3,697,020	170,113	7832	—

Proposal 2: Approval, by non-binding, advisory vote, of the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger

For	Against	Abstain	Broker Non-Votes
13,376,341	269,900	63,523	—

Proposal 3: Approval of the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Company), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Company stockholder approval or obtain the approval of the majority of the minority

For	Against	Abstain	Broker Non-Votes
13,446,023	204,678	59,063	—

Item 8.01. Other Items.

On December 10, 2015, the Company issued a press release announcing the completion of the Merger, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 13, 2015, by and among Books-A-Million, Inc., Family Acquisition Holdings, Inc., a Delaware corporation and Family Merger Sub, Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on July 13, 2015).

3.1	Amended and Restated Certificate of Incorporation of Books-A-Million, Inc., dated as of December 10, 2015.

3.2	Amended and Restated Bylaws of Books-A-Million, Inc., dated as of December 10, 2015.

99.1	Press Release, dated December 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
(Registrant)

Date: December 10, 2015

/s/ R. Todd Noden
(Signature)
	Name:	R. Todd Noden
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 13, 2015, by and among Books-A-Million, Inc., Family Acquisition Holdings, Inc., a Delaware corporation and Family Merger Sub, Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on July 13, 2015).

3.1	Amended and Restated Certificate of Incorporation of Books-A-Million, Inc., dated as of December 10, 2015.

3.2	Amended and Restated Bylaws of Books-A-Million, Inc., dated as of December 10, 2015.

99.1	Press Release, dated December 10, 2015.